UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 3, 2018

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Background

On October 4, 2018, Genworth Holdings, Inc. (the “Issuer”), a direct wholly-owned subsidiary of Genworth Financial, Inc. (the “Company” or the “Guarantor”), announced that it had received, on October 3, 2018, the requisite consents, pursuant to its previously announced solicitation of consents (the “Consent Solicitation”), to amend the indenture dated as of June 15, 2004, by and between the Issuer and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as successor to JP Morgan Chase Bank, N.A., as amended and supplemented from time to time (as so amended and supplemented, the “Indenture”).

Supplemental Indenture

On October 3, 2018, the Issuer, the Guarantor, and the Trustee entered into Supplemental Indenture No. 13 to the Indenture (“Supplemental Indenture No. 13”) that amended the Indenture to clarify that Genworth Life and Annuity Insurance Company and the subsidiaries of Genworth Life Insurance Company, Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York are excluded from the class of subsidiaries for which a bankruptcy, insolvency or other similar proceeding would result in an event of default under the Indenture.

The amendments to the Indenture implemented by Supplemental Indenture No. 13 will become operative on October 4, 2018 upon the payment of the applicable consent fees payable under the terms of the Consent Solicitation.

The foregoing description of Supplemental Indenture No. 13 does not purport to be complete and is qualified in its entirety by reference to the full text of Supplemental Indenture No. 13, which is filed as Exhibit 4.1 to this Current Report on Form 8-K. Supplemental Indenture No. 13 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

4.1	Supplemental Indenture No. 13, dated as of October 3, 2018, among Genworth Holdings, Inc., Genworth Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of June 15, 2004, between Genworth Financial, Inc. (renamed Genworth Holdings, Inc.) and JPMorgan Chase Bank, N.A. (succeeded by The Bank of New York Mellon Trust Company, N.A.), as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: October 4, 2018	By:	/s/ Kelly L. Groh
Kelly L. Groh
Executive Vice President and Chief Financial Officer (Principal Financial Officer)